EMPLOYMENT COSTS	12 Months Ended
Dec. 31, 2021
Employment Costs [Abstract]
EMPLOYMENT COSTS [text block]

6. EMPLOYMENT COSTS

During 2021, total employment costs, comprising of salaries, benefits and share-based compensation expense, net of government grants and tax credits, were $35,049 (2020 - $24,659).

The Corporation's share-based compensation expenses were recognized as follows:

For the year ended December 31	2021	2020
Sales and marketing	$1,631	$855
Research and development	998	595
General and administrative	4,024	1,679
Total share-based compensation expenses	$6,653	$3,129

In March 2020, the Government of Canada announced the CEWS which provides eligible employers with subsidies on employee remuneration.

During 2021, the Corporation recorded subsidies of $1,617 (2020 - $5,322), of which $1,553 (2020 - $5,260) was recognized as a reduction to employment costs and $64 (2020 - $62) related to eligible employee compensation costs incurred in connection with the development of software that were capitalized as intangible assets.

As at December 31, 2021, the Corporation received payments for all CEWS claims filed and did not have any outstanding receivable balance (December 31, 2020 - $459 recorded in accounts receivable in the consolidated statements of financial position).

In the second quarter of 2020, the Corporation participated in the US Small Business Association Payment Protection Program ("PPP") as provided in the Coronavirus Aid, Relief and Economic Security Act and received $301 in funding for the Corporation's US subsidiaries. During the second quarter of 2021, the loan was fully forgiven and the Corporation recognized $301 as a reduction to employment costs.